UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2005

CHASE BANK USA, NATIONAL ASSOCIATION

(Formerly CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION)

(Depositor into the Issuers described herein)

FIRST USA CREDIT CARD MASTER TRUST

(Issuer of the First USA Collateral Certificate)

CHASE CREDIT CARD MASTER TRUST

(Issuer of the Chase Collateral Certificate)

CHASE ISSUANCE TRUST

(Formerly BANK ONE ISSUANCE TRUST)

(Issuer of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-118423	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 575-5000

CHASE BANK USA, NATIONAL ASSOCIATION

White Clay Center Building, 200, Route 273, Newark, Delaware 19711

(Commission File Number 333-67076)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On July 7, 2005, Chase Issuance Trust, a Delaware statutory trust (the “Issuer”) and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee and Collateral Agent, entered into the Omnibus Addendum, dated as of July 7, 2005 (the “Omnibus Addendum”), to the various Terms Documents to the Amended and Restated Indenture, dated as of October 15, 2004, as supplemented by the Amended and Restated Asset Pool One Supplement, dated as of October 15, 2004, as amended by the First Amendment, dated as of May 10, 2005, and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004. All conditions precedent to the execution of the Omnibus Addendum, including receipt of (i) written confirmation from each of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and Fitch, Inc. that such Omnibus Addendum will not result in a reduction, qualification with negative implications or withdrawal of any then current rating of any outstanding tranche of notes and (ii) a tax opinion addressing such Omnibus Addendum with respect to each outstanding tranche of notes, have been satisfied and the Omnibus Addendum is being filed as Exhibit 10.1 to this current report on Form 8-K.

The Terms Documents modified by the Omnibus Addendum are among the material agreements that govern the series of notes called the CHASEseries. The CHASEseries consists of Class A notes, Class B notes and Class C notes.

The Omnibus Addendum reduces the required enhancement level for each tranche of outstanding CHASEseries notes of each class.

1.	For each outstanding tranche of Class A notes, the percentage used to determine the Class A Required Subordinated Amount of Class B Notes and the Class A Required Subordinated Amount of Class C Notes has been respectively reduced from 8.47953% to 7.80347% and as a result, the overall enhancement level for the Class A notes is now 13.50%, reduced from 14.50%.

2.	For each outstanding tranche of Class B notes, the percentage used to determine the Class B Required Subordinated Amount of Class C Notes has been reduced from 7.81671% to 7.23861% and as a result, the overall enhancement level for the Class B notes is now 6.75%, reduced from 7.25%.

3.	For each outstanding tranche of Class C notes, the definition of Class C Reserve Account Percentage has been modified such that if the Quarterly Excess Spread Percentage is less than 4.50% and greater than or equal to 4.00%, the Class C Reserve Account Percentage has been reduced from 1.50% to 1.25%; if the Quarterly Excess Spread Percentage is less than 4.00% and greater than or equal to 3.50%, the Class C Reserve Account Percentage has been reduced from 2.00% to 1.75%; if the Quarterly Excess Spread Percentage is less than 3.50% and greater than or equal to 3.00%, the Class C Reserve Account Percentage has been reduced from 3.00% to 2.75%; and if the Quarterly Excess Spread Percentage is less than 0.00%, the Class C Reserve Account Percentage has been reduced from 7.25% to 6.75%. The Class C Reserve Account Percentages for the other levels of Quarterly Excess Spread Percentage remain unchanged.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The	following exhibit is filed as a part of this report:

(10.1)	Omnibus Addendum, dated as of July 7, 2005, to the various Terms Documents to the Amended and Restated Indenture, dated as of October 15, 2004, as supplemented by the Amended and Restated Asset Pool One Supplement, dated as of October 15, 2004, as amended by the First Amendment, dated as of May 10, 2005, and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004, by and between Chase Issuance Trust, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION (formerly known as Chase Manhattan Bank USA, National Association)
as Depositor, Transferor and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: July 7, 2005